SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                            ______________________



                                  Form 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



              March 11, 1994                       July 14, 1992
              ______________                     _______________
                                                (Date of earliest
                                                  event reported)



                      PUGET SOUND POWER & LIGHT COMPANY
             ____________________________________________________
            (Exact name of registrant as specified in its charter)


      Washington                  1-4393                   91-0374630
    ______________               __________               ____________
   (State or other              (Commission               (IRS Employer
    jurisdiction of              File No.)                Identification
    incorporation)                                        No.)



                             411-108th Avenue N.E.
                       Bellevue, Washington 98004-5515
                       _______________________________
                       (Address of principal executive
                        offices, including zip code)


                                (206) 454-6363
                       _______________________________
                       (Registrant's telephone number,
                        including area code)


Item 7.  Exhibits

     1.1      Underwriting Agreement dated as of July 14, 1992 between
              Puget Sound Power & Light Company and Merrill Lynch Pierce, Fenner & Smith Incorporated, Kidder Peabody & Co. Incorporated, and Shearson Lehman Brothers Inc.

     1.2 Underwriting Agreement dated as of January 26, 1994 between Puget Sound Power & Light Company and Lehman Brothers Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated and Smith Barney Shearson Inc.



                                  Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  March 11, 1994

                                         PUGET SOUND POWER & LIGHT COMPANY


                                         By       Robert P. Bariletti
                                             _____________________________
                                                  Robert P. Bariletti
                                                  Assistant Treasurer
EXHIBIT 1.1
__________________________________

PUGET SOUND POWER & LIGHT COMPANY

3,000,000 Shares

7 7/8% Series Preferred Stock
(Cumulative, $25 Par Value)

UNDERWRITING AGREEMENT

New York, New York

July 14, 1992


Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
Kidder, Peabody & Co. Incorporated
Shearson Lehman Brothers Inc.
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith Incorporated
    Merrill Lynch World Headquarters
    North Tower
    World Financial Center
    New York, New York 10281-1305

Dear Sirs:

          The undersigned, Puget Sound Power & Light Company, a Washington corporation (the "Company"), proposes to sell to the underwriters named in
Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), its Preferred Stock of the designation and par value, with the terms and in the aggregate number of shares specified in Schedule I hereto (the "Securities"). The Securities are more fully described in the Prospectus hereinafter referred to. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

          1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section l. Certain terms used in this Agreement are defined in paragraph (i) hereof.

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have used a preliminary prospectus supplement (the "Preliminary Prospectus") to the basic prospectus included in such registration statement, which describes the Securities and the offering thereof and is used prior to filing of the Prospectus Supplement (as defined in the next sentence). Promptly upon the execution of this Agreement, the Company will prepare and file with the Commission, with your consent, a prospectus supplement relating to the Securities (the "Prospectus Supplement") pursuant to Rule 424 of the rules and regulations of the Commission under the Act. Such registration statement, including the basic prospectus, financial statements, documents incorporated therein by reference and exhibits, when it became effective, is hereinafter called the "Registration Statement" and the basic prospectus as it may have been amended or supplemented prior to the date of this Agreement (but excluding any prospectus supplement relating to the offering of securities registered under the Registration Statement other than the Securities) and as supplemented by the Prospectus Supplement, including all documents incorporated or deemed to be incorporated therein by reference, is hereinafter called the "Prospectus."

            (b) The Registration Statement, at the time it became effective, and any post-effective amendment thereof, at the time it becomes effective, fully complied or will fully comply with the provisions of the Act and the rules under the Act and did not or will not contain any untrue statement of a material fact and did not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and the Prospectus, at the date of this Agreement and the Closing Date (as hereinafter defined), and any amendment thereof or supplement or addition thereto, fully complied or will fully comply with the provisions of the Act and the rules under the Act and did not contain or will not contain an untrue statement of a material fact and did not omit or will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Registration Statement and the Prospectus, at the time the Registration Statement became effective, and at the date of this Agreement, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder applicable to such documents, and any documents deemed to be incorporated by reference in the Prospectus subsequent thereto up to and including the Closing Date, will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to such documents; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof.

            (c) The Company has taken all corporate action necessary to be taken by it to authorize the execution hereof by it and the performance by it of all obligations on its part to be performed hereunder; and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is now a party, or the charter of the Company, as amended, or any order, rule or regulation applicable to the Company of any Federal or state regulatory board or body or administrative agency having jurisdiction over the Company or over its property.

            (d) Other than approvals that may be required under state securities laws and the approval of the Washington Utilities and Transportation Commission, no other approval of any regulatory public body, state or Federal, is, or will be at the Closing Date, necessary in connection with the issuance and sale of the Securities pursuant to this Agreement.

            (e) Coopers & Lybrand are independent accountants with respect to the Company as required by the Act and the rules thereunder.

            (f) The consolidated financial statements filed with or as part of the Registration Statement present fairly the financial position, results of operations and changes in financial position of the Company and its subsidiaries at the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The Company has no material contingent obligation which is not disclosed in the Registration Statement and the Prospectus.

            (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business.

            (h) The Securities conform to the description thereof contained in the Prospectus and are duly and validly authorized, and, when delivered to the Underwriters as provided herein, against payment of the consideration set forth in Schedule I hereto, will be validly issued and outstanding, fully-paid and non-assessable with no personal liability attaching to the ownership thereof.

            (i) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Closing Date" shall have the meaning set forth in Section 3 hereof. "Rule 415", "Rule 424" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in Schedule I hereto, the number of shares of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective number of shares of the Securities to be purchased by the Underwriters shall be as set forth in
Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities". The Company agrees to pay to the Representatives for the respective accounts of the Underwriters, an amount equal to the product of (i) the Underwriters' Compensation per share specified in Schedule I hereto and (ii) the numbers of shares specified in
Schedule I hereto.

          If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but such changes therein as the Company may authorize or approve. The underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, an amount equal to the product of (i) the Underwriters' Compensation per share specified in Schedule I hereto and (ii) the number of shares of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum number of shares set forth in Schedule I hereto and the aggregate number of shares of Contract Securities may not exceed the maximum number of shares set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The number of shares of the Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total number of shares of Contract Securities as the number of shares of the Securities set forth opposite the name of such Underwriter bears to the aggregate number of shares set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total number of shares of the Securities to be purchased by all Underwriters shall be the aggregate number of shares set forth in Schedule II hereto less the aggregate number of shares of Contract Securities.

          3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities and payment of the Underwriters' Compensation shall be made at the office, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or as otherwise agreed upon between the Company and the Representatives. Payment of the Underwriters' Compensation shall be made by the Company to the Representatives for the accounts of the Underwriters by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or as otherwise agreed upon between the Company and the Representatives. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. The Underwriters' Securities shall be in definitive form and shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

          The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Underwriters' Securities for sale to the public as set forth in the Prospectus.

          5. Agreements. The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus (other than any prospectus supplement relating to the offering of securities registered under the Registration Statement other than the Securities and permitted by Section 5(h) hereof, or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference in the Registration Statement or the Prospectus) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at Execution Time, and any amendment thereto, shall become effective, (ii) when the Prospectus Supplement, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when prior to the termination of the offering of the Securities any amendment to the Registration Statement relating to the Securities shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and to counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto, including copies of all documents incorporated by reference therein, all powers of attorney, consents and exhibits filed therewith (other than exhibits incorporated by reference), and will deliver to the Representatives conformed copies of the Registration Statement, any Preliminary Prospectus and the Prospectus, including any documents incorporated by reference therein at or after the date thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, all amendments of and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may reasonably request.

            (e) The Company will arrange for qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Securities.

            (f) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, (i) the preparation and filing by it of the Registration Statement and the Prospectus Supplement and the printing and delivery of any Preliminary Prospectus and this Agreement, (ii) the preparation, issue and delivery of the Securities,
(iii) the printing and distribution of all documents in connection with the underwriting contemplated herein, (iv) all expenses, including fees and disbursements of counsel, incurred in connection with qualifying the Securities under state securities or "blue sky" laws and the preparation of surveys with respect thereto, (v) all taxes, if any, except transfer taxes, on the issue of the Securities, and (vi) all rating agency fees.

            (g) For a period of five calendar years from the Effective Date, the Company will furnish (or cause to be furnished) to each of the Representatives, upon request, copies of (i) all reports to stockholders of the Company and (ii) all reports and financial statements filed with the Commission or any national securities exchange.

            (h) During the period beginning from the Execution Time and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as notified to the Company by the Representatives, or (ii) the fifth day after the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of any of its Preferred Stock (other than the Securities), except under prior or concurrent contractual commitments which have been disclosed to the Representatives, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than
(i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Washington Utilities and Transportation Commission shall, prior to the Closing Date, have issued an order or orders permitting the issuance and sale of the Securities on terms consistent with this Agreement and such order or orders shall be in full force and effect on the Closing Date and will not be subject to any appeal.

            (c) At the Closing Date the Representatives shall receive a favorable opinion of counsel for the Company, Perkins Coie, to the effect that:

               (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Washington, with adequate corporate powers to own its properties and carry on the business in which it is now engaged; the Company is duly qualified as a foreign corporation to own property and transact business in, and is in good standing in, the State of Montana and has adequate corporate powers to own and operate its properties in that State; and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

              (ii) the Company holds such franchises, permits and licenses as are reasonably adequate to enable the Company to carry on its business as presently conducted, and, as to any franchises, permits and licenses which the Company does not hold, the absence thereof will not materially adversely affect the operations, business and properties of the Company as a whole;

             (iii) the order or orders of the Washington Utilities and Transportation Commission referred to in paragraph (b) of this Section 6 are valid orders in full force and effect on the Closing Date; said orders authorize the issuance and sale of the Securities on terms consistent with this Agreement and any Delayed Delivery Contracts, and no other authorization, consent, or approval of any governmental authority is necessary for the issuance and sale of the Securities, the performance of the obligations of the Company under the Securities or the consummation of any of the other transactions contemplated herein, except such as have been obtained under the Act and for compliance with the provisions of applicable securities or "blue sky" laws in connection with the sale of the Securities to the public;

              (iv) the Registration Statement and the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates, as the case may be, (except the financial statements and schedules and other financial or statistical data included therein, as to which such counsel need express no opinion, and except the documents incorporated by reference in the Prospectus, as to which such counsel's opinion is hereinbelow expressed) comply as to form in all material respects with the requirements of the Act and the applicable instructions, rules and regulations of the Commission thereunder; any required filing of the Prospectus and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); the documents incorporated by reference in the Prospectus (except the financial statements and schedules and other financial or statistical data included therein, as to which such counsel need express no opinion), when filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement and any amendments thereto have become effective under the Act, no stop order has been issued by the Commission suspending the effectiveness of the Registration Statement, as amended, and no proceeding has been initiated or threatened for that purpose; and the Securities conform to the descriptions thereof and statements in regard thereto contained in the Registration Statement and the Prospectus;

               (v) the statements of law or conclusions of law made in the Company's most recent annual report to the Commission on Form 10-K, in the Company's quarterly reports to the Commission on Form 10-Q and current reports on Form 8-K, if any, incorporated in the Registration Statement and the Prospectus, which are identified in Schedule IV-A hereto, are correct statements of law or conclusions of law, and the statements as to matters of law and legal conclusions under the headings "Description of the Company's Preferred Stock" and "Certain Terms of the New Preferred Stock" made in the Prospectus are correct; the descriptions of the terms of all contracts and other documents described in the Registration Statement and the Prospectus are accurate, and, to such counsel's knowledge, all contracts and other documents required to be filed as part of the Registration Statement, including the Form 10-K, have been filed with, or incorporated by reference in, the Registration Statement as exhibits; and the Company has not filed any documents under the Exchange Act which are required to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 which have not been so incorporated by reference;

              (vi) the proceedings, to the extent that the Company is a party thereto and that such counsel is lead counsel of record therein for the Company, described in the Form 10-K, in the Company's quarterly reports to the Commission on Form 10-Q and current reports on Form 8-K, if any, incorporated in the Registration Statement and in the Prospectus, which are identified in Schedule IV-B hereto, are all the legal and governmental proceedings to which the Company is a party and in which such counsel is lead counsel of record for the Company which are required to be described in the Prospectus and the descriptions of such proceedings are accurate in all material respects; and such counsel is not aware of any proceedings required to be described in the Prospectus which are not described in the Prospectus;

             (vii) the execution and delivery of this Agreement, the issuance and sale of the Securities, the consummation of the transactions herein and therein contemplated and the fulfillment of and compliance with the terms hereof and thereof will not (A) result in a breach of any of the terms, conditions or provisions of, constitute a default under, conflict with the Restated Articles of Incorporation or Bylaws, both as amended to date, of the Company or the terms of any indenture, mortgage, deed of trust or other agreement or instrument, of which such counsel has knowledge, to which the Company is a party or by which the Company or any of its properties or assets may be bound or affected or (B) to the best of such counsel's knowledge, after due inquiry, violate any judgment, order, writ, injunction, decree, award, demand, law, license, rule or regulation applicable to the Company or any court, arbitrator, grand jury, or of any governmental agency having jurisdiction over the Company or any of its properties or assets;

            (viii) proper corporate proceedings have been taken so that the Securities have been duly established and the issuance and sale of the Securities have been validly authorized, including all necessary action by shareholders of the Company; upon the issuance and sale of the Securities pursuant hereto and receipt of payment therefor in accordance herewith, the Securities will have been validly issued and fully paid and will be nonassessable; and based upon an examination thereof, the certificates used to evidence the Securities are in due and proper form; and

              (ix) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

          In giving such opinion, said counsel may rely as to all matters of the law of the State of Montana and legal conclusions based thereon upon the opinion of local counsel satisfactory to you and Mudge Rose Guthrie Alexander & Ferdon and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

     Such counsel shall also state that, although they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus except as stated in paragraph (c) (v) and (vi) of this Section 6, they have reviewed the Registration Statement and the Prospectus, participated in conferences with representatives of the Company, its accountants, and your representatives and counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and do not know of any reason to believe that, at the Effective Date, the Registration Statement and at the Execution Time, the Registration Statement, or any amendment thereto, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the Execution Time or the Closing Date, the Prospectus, as supplemented, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) At the Closing Date you shall receive the opinion of Mudge Rose Guthrie Alexander & Ferdon covering the matters in the first clause of
(i); (iii) (other than the law of the State of Montana); (iv); (viii); and
(ix) of paragraph (c) of this Section 6. In giving such opinion, said counsel may rely as to all matters of law of the State of Washington and legal conclusions based thereon upon the opinion of counsel for the Company called for by paragraph (c) of this Section 6 and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Said opinion of Mudge Rose Guthrie Alexander & Ferdon shall state that, although they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus, they have reviewed the Registration Statement and the Prospectus (other than the financial statements and schedules and other financial and statistical data contained therein as to which such counsel need express no opinion), participated in conferences with representatives of the Company, its accountants, its counsel and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and do not know of any reason to believe that, at the Effective Date, the Registration Statement and at the Execution Time, the Registration Statement, or any amendment thereto, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the Execution Time or the Closing Date, the Prospectus, as supplemented, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) You shall have received a letter or letters from Coopers & Lybrand in form and substance satisfactory to you (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date:

               (i) confirming that they are independent public accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder;

              (ii) stating that in their opinion the financial statements and financial statement schedules incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (iii) stating that on the basis of a reading of the minutes of meetings of the shareholders and of the Board of Directors of the Company as set forth in the minute books to a specified date not more than five days prior to the date of such letter, a reading of the latest available unaudited interim financial statements, inquiries of certain personnel of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries and their other procedures set forth in such letter which have been agreed to by you, nothing has come to their attention that has caused them to believe that

                  (A) the unaudited financial statements, if any, included or incorporated in the Registration Statement and the Prospectus are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statement or do not comply in form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder;

                  (B) the unaudited amounts in the "Selected Financial Information", if any, included in the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Registration Statement and the Prospectus; or

                  (C) if there are available unaudited interim financial statements of the Company subsequent to the financial statements included or incorporated in the Registration Statement and the Prospectus, at the date of the latest available unaudited interim financial statements (i) there was any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown on the balance sheet included in the most recent financial statements included or incorporated in the Registration Statement and the Prospectus or (ii), there was any decrease during the twelve month period ended at the date of such latest available unaudited interim financial statements as compared with the amounts shown for the twelve month period set forth in the most recent financial statements included or incorporated in the Registration Statement or Prospectus in operating revenues, operating income, net income, earnings per common share or the ratios of earnings to fixed charges and preferred stock dividends, except, in all instances for changes, decreases or increases which the Prospectus discloses have occurred or may occur, and except for any declaration or payment of regular dividends, any issuance of shares of Common Stock of the Company pursuant to the Company's stock purchase and dividend reinvestment plan and the Company's employee investment plan and any required sinking fund payments;

              (iv) stating that on the basis of the reading of the minutes and the inquiries of the personnel of the Company referred to in (iii) above, nothing has come to their attention that has caused them to believe that, at a specified date not more than five days prior to the date of such letter, there was any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the latest available unaudited interim financial statements through such specified date, there were any decreases as compared with the corresponding period in the preceding year in operating revenues, operating income, net income, earnings per common share or the ratios of earnings to fixed charges and preferred stock dividends, except, in all instances, for changes, decreases or increases which the Prospectus discloses have occurred or may occur, and except for any declaration or payment of regular dividends, any issuance of shares of Common Stock of the Company pursuant to the Company's stock purchase and dividend reinvestment plan and the Company's employee investment plan and any required sinking fund payments;

               (v) stating that they have performed certain other specified procedures with respect to certain amounts and percentages set forth in the Registration Statement and the Prospectus as theretofore agreed upon by the Representatives, and have found them to be in agreement with the records or other specified materials of the Company and the computations to be arithmetically correct; and

              (vi) stating, with respect to the Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends set forth in the Prospectus under the heading "Selected Financial Information" and Exhibit
(12) to the Registration Statement, that they found the amounts of earnings, fixed charges and preferred stock dividends to be derived from the appropriate accounting records of the Company and have checked the arithmetic accuracy of the computations set forth, and they have read Item 503(d) of Regulation S-K and the other applicable published rules and regulations issued by the Commission under the Act and the Exchange Act and, under the requirements of Item 503(d)(9) of Regulation S-K, the Pro Forma Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends does not differ by 10 percent or more from the historical ratio after giving effect to the issuance of the Securities.

            References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

            In addition, except as provided in Schedule I hereto, at the Execution Time, Coopers & Lybrand shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

            (f) Subsequent to the Execution Time or, if earlier, the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change, decrease or increase specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Prospectus.

            (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (i) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's rated securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

            (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.   Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in any Preliminary Prospectus, or in the Prospectus or in any amendment thereof or supplement thereto, including any document incorporated or deemed to be incorporated by reference in any of such documents, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to a prospectus included in the Registration Statement or any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the such prospectus or any Preliminary Prospectus was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" and, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Prospectus or the Prospectus Supplement, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

            (c)   Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnifying party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price per share of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in the Agreement among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the Underwriters' Compensation applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of shares of the Securities set forth opposite their names in Schedule II hereto bears to the aggregate number of shares of the Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of shares of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of shares of the Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement will continue in effect until terminated as provided in this Section 10. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Underwriters' Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in Schedule I hereto, or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 411-108th Avenue N.E., Bellevue, Washington 98004-5515, attention of the Secretary.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.



          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

 Very truly yours,

PUGET SOUND POWER & LIGHT COMPANY



By:      R. E. Olson
    ----------------------------
Name:    R.E. Olson
Title:   Vice President Finance & Treasurer


The foregoing Agreement is
 hereby confirmed and accepted
 as of the date specified in
 Schedule I hereto.


MERRILL LYNCH & CO.
 MERRILL LYNCH, PIERCE, FENNER
 & SMITH INCORPORATED
KIDDER, PEABODY & CO.
 INCORPORATED
SHEARSON LEHMAN BROTHERS INC.


By: MERRILL LYNCH, PIERCE, FENNER
     & SMITH INCORPORATED


By:   Anthony V. Leness
   -----------------------

Name: Anthony V. Leness

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.
SCHEDULE I

Underwriting Agreement dated July 14, 1992

Registration Statement No. 33-45916

Representatives:

  Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Kidder, Peabody & Co. Incorporated
  Shearson Lehman Brothers Inc.

Title, Purchase Price and Description of the Securities:

    Title: 7 7/8% Series Preferred Stock (Cumulative, $25 Par Value)

  Number of shares: 3,000,000

  Purchase Price per share: $24.2125

  Initial Public Offering Price per share: $25.00

Underwriters' Compensation per share:     $0

Dividend Rights:

         Dividends on the Securities will be payable quarterly at the rate specified in its title on the 15th day of February, May, August and November of each year. The first dividend on the Securities, which will accrue from the date of original issue, will be $.13125 per share, payable on August 15, 1992. Dividends on the Securities will be cumulative from the date of original issue.

Redemption Provisions:

          The Securities will not be redeemable prior to July 15, 1997. On and after such date, the Securities will be redeemable by the Company in whole or in part at any time on not less than 30 days' notice at a redemption price of $25 per share plus accrued dividends to the date of redemption.

Sinking Fund Provisions:

          The Securities will not be entitled to the benefit of any sinking fund.

Other provisions:  N/A

Closing Date, Time and Payment Office:

  July 21, 1992
  10:00 A.M. Eastern Standard Time
  Mudge Rose Guthrie Alexander & Ferdon
  180 Maiden Lane
  New York, New York 10038


Delayed Delivery Arrangements:  N/A

  Fee:
  Minimum number of shares of each contract:
  Maximum number of shares of all contracts:


Modification of items to be covered by the letter from Coopers & Lybrand delivered pursuant to Section 6(e) at the Execution Time:

  N/A


Notices:

  Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Kidder, Peabody & Co. Incorporated
  Shearson Lehman Brothers Inc.
    as Representatives of the several Underwriters
  c/o Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Merrill Lynch World Headquarters
  North Tower
  World Financial Center
  New York, New York 10281-1305
SCHEDULE II


                                                    Number of Shares
                                                    of Securities to
Underwriters                                            be Purchased

Merrill Lynch, Pierce, Fenner & Smith                      1,000,000
  Incorporated
Kidder, Peabody & Co. Incorporated                         1,000,000
Shearson Lehman Brothers Inc.                              1,000,000
                                                          ----------

                                         Total             3,000,000

SCHEDULE III


Delayed Delivery Contract


(Insert name and address
of lead Representative)

Dear Sirs:

          The undersigned hereby agrees to purchase from Puget Sound Power & Light Company (the "Company"), and the Company agrees to sell the undersigned, on ___________, 1992, (the "Delivery Date"), ________ number of shares of the Company's ________________ (the "Securities") offered by the Company's Prospectus dated ________, 1992, receipt of a copy of which is hereby acknowledged, at a purchase price of $________ per share from ________, 1992, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telecopied communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate number of shares of the Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such number of shares of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

(Name of Purchaser)

By:

    (Signature and Title of Officer)

(Address)

Accepted:

Puget Sound Power & Light Company

By:

    (Authorized Signature)




SCHEDULE IV-A


1991 Annual Report on Form 10-K:

  Part I
    Item 1.  "Business-Regulation and Rates" (first paragraph)

  Part II
    Financial Statement, Note 2 (first paragraph)

March 31, 1992 Quarterly Report:  N/A

Current Reports on Form 8-K for 1992: N/A

SCHEDULE IV-B


1991 Annual Report on Form 10-K:

  Part I

    Item 1. "Business-Power Resources" (fourteenth, sixteenth and seventeenth paragraphs)

             "Environment" (second and fourth paragraphs)

  Part II

    Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations
              -Operating Revenues" (first and fourth paragraphs)
              -Operating Expenses (sixth and eighth paragraphs)
              -Rate Matters

    Financial Statements, Note 1 (Conservation, Deferred Energy Costs, Self Insurance, Federal Income Taxes, Periodic Rate Adjustment Mechanism),
    Note 8, Note 9, Note 12 (second paragraph) and Note 15 (eighth, ninth and eleventh paragraphs)

March 31, 1992 Quarterly Report:

  Financial Statements, Note (b) (Investment in Bonneville Exchange Contract) and Note (e) (Other)

Current Reports on Form 8-K for 1992:

  January 15, 1992

    Item 5.  Other Events

  April 17, 1992

    Item 5.  Other Events

  June 12, 1992

     Item 5.  Other Events

EXHIBIT 1.2
__________________________________


PUGET SOUND POWER & LIGHT COMPANY

2,000,000 Shares

Adjustable Rate Cumulative Preferred Stock, Series B
($25 Par Value)

UNDERWRITING AGREEMENT

New York, New York

January 26, 1994

Lehman Brothers Inc.
Merrill Lynch & Co. - Merrill Lynch, Pierce, Fenner & Smith Incorporated Smith Barney Shearson Inc. as Representatives of the several Underwriters
  c/o Lehman Brothers Inc.
  3 World Financial Center
  New York, New York 10285

Dear Sirs:

          The undersigned, Puget Sound Power & Light Company, a Washington corporation (the "Company"), proposes to sell to the underwriters named in
Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), its Preferred Stock of the designation and par value, with the terms and in the aggregate number of shares specified in Schedule I hereto (the "Securities"). The Securities are more fully described in the Prospectus hereinafter referred to. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

          1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Agreement are defined in paragraph (i) hereof.

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have used a preliminary prospectus supplement (the "Preliminary Prospectus") to the basic prospectus included in such registration statement, which describes the Securities and the offering thereof and is used prior to filing of the Prospectus Supplement (as defined in the next sentence). Promptly upon the execution of this Agreement, the Company will prepare and file with the Commission, with your consent, a prospectus supplement relating to the Securities (the "Prospectus Supplement") pursuant to Rule 424 of the rules and regulations of the Commission under the Act. Such registration statement, including the basic prospectus, financial statements, documents incorporated therein by reference and exhibits, when it became effective, is hereinafter called the "Registration Statement" and the basic prospectus as it may have been amended or supplemented prior to the date of this Agreement (but excluding any prospectus supplement relating to the offering of securities registered under the Registration Statement other than the Securities) and as supplemented by the Prospectus Supplement, including all documents incorporated or deemed to be incorporated therein by reference, is hereinafter called the "Prospectus".

            (b) The Registration Statement, at the time it became effective, and any post-effective amendment thereof, at the time it becomes effective, fully complied or will fully comply with the provisions of the Act and the rules under the Act and did not or will not contain any untrue statement of a material fact and did not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and the Prospectus, at the date of this Agreement and the Closing Date (as hereinafter defined), and any amendment thereof or supplement or addition thereto, fully complied or will fully comply with the provisions of the Act and the rules under the Act and did not contain or will not contain an untrue statement of a material fact and did not omit or will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Registration Statement and the Prospectus, at the time the Registration Statement became effective, and at the date of this Agreement, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder applicable to such documents, and any documents deemed to be incorporated by reference in the Prospectus subsequent thereto up to and including the Closing Date, will, when they are filed with the Commission, comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to such documents; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof.

            (c) The Company has taken all corporate action necessary to be taken by it to authorize the execution hereof by it and the performance by it of all obligations on its part to be performed hereunder; and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is now a party, or the charter of the Company, as amended, or any order, rule or regulation applicable to the Company of any Federal or state regulatory board or body or administrative agency having jurisdiction over the Company or over its property.

            (d) Other than approvals that may be required under state securities laws and the approval of the Washington Utilities and Transportation Commission, no other approval of any regulatory public body, state or Federal, is, or will be at the Closing Date, necessary in connection with the issuance and sale of the Securities pursuant to this Agreement.

            (e) Coopers & Lybrand are independent accountants with respect to the Company as required by the Act and the rules and regulations thereunder.

            (f) The consolidated financial statements filed with or as part of the Registration Statement present fairly the financial position, results of operations and changes in financial position of the Company and its subsidiaries at the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The Company has no material contingent obligation which is not disclosed in the Registration Statement and the Prospectus.

            (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or other), earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business.

            (h) The Securities conform to the description thereof contained in the Prospectus and are duly and validly authorized, and, when delivered to the Underwriters as provided herein, against payment of the consideration set forth in Schedule I hereto, will be validly issued and outstanding, fully-paid and non-assessable with no personal liability attaching to the ownership thereof.

            (i) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Closing Date" shall have the meaning set forth in Section 3 hereof. "Rule 415", "Rule 424" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in Schedule I hereto, the number of shares of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective number of shares of the Securities to be purchased by the Underwriters shall be as set forth in
Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities". The Company agrees to pay to the Representatives for the respective accounts of the Underwriters, an amount equal to the product of (i) the Underwriters' Compensation per share specified in Schedule I hereto and (ii) the numbers of shares specified in
Schedule I hereto.

          If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, an amount equal to the product of (i) the Underwriters' Compensation per share specified in Schedule I hereto and (ii) the number of shares of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum number of shares set forth in Schedule I hereto and the aggregate number of shares of Contract Securities may not exceed the maximum number of shares set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The number of shares of the Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total number of shares of Contract Securities as the number of shares of the Securities set forth opposite the name of such Underwriter bears to the aggregate number of shares set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total number of shares of the Securities to be purchased by all Underwriters shall be the aggregate number of shares set forth in Schedule II hereto less the aggregate number of shares of Contract Securities.

          3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities and payment of the Underwriters' Compensation shall be made at the office, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or as otherwise agreed upon between the Company and the Representatives. Payment of the Underwriters' Compensation shall be made by the Company to the Representatives for the accounts of the Underwriters by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or as otherwise agreed upon between the Company and the Representatives. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. The Underwriters' Securities shall be in definitive form and shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

          The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Underwriters' Securities for sale to the public as set forth in the Prospectus.

          5. Agreements. The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus (other than any prospectus supplement relating to the offering of securities registered under the Registration Statement other than the Securities and permitted by
Section 5(h) hereof, or any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference in the Registration Statement or the Prospectus) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at Execution Time, and any amendment thereto, shall become effective, (ii) when the Prospectus Supplement, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when prior to the termination of the offering of the Securities any amendment to the Registration Statement relating to the Securities shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued or suspended, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

            (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and to counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto, including copies of all documents incorporated by reference therein, all powers of attorney, consents and exhibits filed therewith (other than exhibits incorporated by reference), and will deliver to the Representatives conformed copies of the Registration Statement, any Preliminary Prospectus and the Prospectus, including any documents incorporated by reference therein at or after the date thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, all amendments of and supplements to such documents, in each case as soon as available and in such quantities as the Representatives may reasonably request.

            (e) The Company will arrange for qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate and will maintain such qualifications in effect so long as required for the distribution of the Securities.

            (f) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of its obligations hereunder, including, without limiting the generality of the foregoing, (i) the preparation and filing by it of the Registration Statement and the Prospectus Supplement and the printing and delivery of any Preliminary Prospectus and this Agreement, (ii) the preparation, issue and delivery of the Securities,
(iii) the printing and distribution of all documents in connection with the underwriting contemplated herein, (iv) all expenses, including fees and disbursements of counsel, incurred in connection with qualifying the Securities under state securities or "blue sky" laws and the preparation of surveys with respect thereto, (v) all taxes, if any, except transfer taxes, on the issue of the Securities, and (vi) all rating agency fees.

            (g) For a period of five calendar years from the Effective Date, the Company will furnish (or cause to be furnished) to each of the Representatives, upon request, copies of (i) all reports to stockholders of the Company and (ii) all reports and financial statements filed with the Commission or any national securities exchange.

           (h) During the period beginning from the Execution Time and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as notified to the Company by the Representatives, or (ii) the fifth day after the Closing Date, the Company will not offer, sell, contract to sell or otherwise dispose of any of its Preferred Stock (other than the Securities), except under prior or concurrent contractual commitments which have been disclosed to the Representatives, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than
(i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Washington Utilities and Transportation Commission, prior to the Closing Date, shall have issued an order or orders permitting the issuance and sale of the Securities on terms consistent with this Agreement and such order or orders shall be in full force and effect on the Closing Date and shall not be subject to any appeal.

            (c) At the Closing Date the Representatives shall receive a favorable opinion of Perkins Coie, counsel for the Company, to the effect that:

               (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Washington, with adequate corporate powers to own its properties and carry on the business in which it is now engaged; the Company is duly qualified as a foreign corporation to own property and transact business in, and is in good standing in, the State of Montana and has adequate corporate powers to own and operate its properties in that State; and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

              (ii) the Company holds such franchises, permits and licenses as are reasonably adequate to enable the Company to carry on its business as presently conducted, and, as to any franchises, permits and licenses which the Company does not hold, the absence thereof will not materially adversely affect the operations, business and properties of the Company as a whole;

             (iii) the order or orders of the Washington Utilities and Transportation Commission referred to in paragraph (b) of this Section 6 are valid orders in full force and effect on the Closing Date; said orders authorize the issuance and sale of the Securities on terms consistent with this Agreement and any Delayed Delivery Contracts, and no other authorization, consent, or approval of any governmental authority is necessary for the issuance and sale of the Securities, the performance of the obligations of the Company under the Securities or the consummation of any of the other transactions contemplated herein, except such as have been obtained under the Act and for compliance with the provisions of applicable securities or "blue sky" laws in connection with the sale of the Securities to the public;

             (iv) the Registration Statement and the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates, as the case may be, (except the financial statements and schedules and other financial or statistical data included therein, as to which such counsel need express no opinion, and except the documents incorporated by reference in the Prospectus, as to which such counsel's opinion is hereinbelow expressed) comply as to form in all material respects with the requirements of the Act and the applicable instructions, rules and regulations of the Commission thereunder; any required filing of the Prospectus and any supplements thereto, pursuant to Rule 424(b), has been made in the manner and within the time period required by Rule 424(b); the documents incorporated by reference in the Prospectus (except the financial statements and schedules and other financial or statistical data included therein, as to which such counsel need express no opinion), when filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement and any amendments thereto have become effective under the Act, no stop order has been issued by the Commission suspending the effectiveness of the Registration Statement, as amended, and no proceeding has been initiated or threatened for that purpose; and the Securities conform to the descriptions thereof and statements in regard thereto contained in the Registration Statement and the Prospectus;

               (v) the statements of law or conclusions of law made in the Company's most recent annual report to the Commission on Form 10-K, in the Company's quarterly reports to the Commission on Form 10-Q and current reports on Form 8-K, if any, incorporated in the Registration Statement and the Prospectus, which are identified in Schedule IV-A hereto, are correct statements of law or conclusions of law, and the statements as to matters of law and legal conclusions under the headings "Description of the Company's Preferred Stock" and "Certain Terms of the New Preferred Stock" made in the Prospectus are correct; the descriptions of the terms of all contracts and other documents described in the Registration Statement and the Prospectus are accurate, and, to such counsel's knowledge, all contracts and other documents required to be filed as part of the Registration Statement, including the Form 10-K, have been filed with, or incorporated by reference in, the Registration Statement as exhibits; and the Company has not filed any documents under the Exchange Act which are required to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 which have not been so incorporated by reference.

              (vi) the proceedings, to the extent that the Company is a party thereto and that such counsel is lead counsel of record therein for the Company, described in the Form 10-K, in the Company's quarterly reports to the Commission on Form 10-Q and current reports on Form 8-K, if any, incorporated in the Registration Statement and in the Prospectus, which are identified in Schedule IV-B hereto, are all the legal and governmental proceedings to which the Company is a party and in which such counsel is lead counsel of record for the Company which are required to be described in the Prospectus and the descriptions of such proceedings are accurate in all material respects; and such counsel is not aware of any proceedings required to be described in the Prospectus which are not described in the Prospectus;

             (vii) the execution and delivery of this Agreement, the issuance and sale of the Securities, the consummation of the transactions herein and therein contemplated and the fulfillment of and compliance with the terms hereof and thereof will not (A) result in a breach of any of the terms, conditions or provisions of, constitute a default under, conflict with the Restated Articles of Incorporation or Bylaws, both as amended to date, of the Company or the terms of any indenture, mortgage, deed of trust or other agreement or instrument, of which such counsel has knowledge, to which the Company is a party or by which the Company or any of its properties or assets may be bound or affected or (B) to the best of such counsel's knowledge, after due inquiry, violate any judgment, order, writ, injunction, decree, award, demand, law, license, rule or regulation applicable to the Company or any court, arbitrator, grand jury, or of any governmental agency having jurisdiction over the Company or any of its properties or assets;

            (viii) proper corporate proceedings have been taken so that the Securities have been duly established and the issuance and sale of the Securities have been validly authorized, including all necessary action by shareholders of the Company; upon the issuance and sale of the Securities pursuant hereto and receipt of payment therefor in accordance herewith, the Securities will have been validly issued and fully paid and will be nonassessable; and based upon an examination thereof, the certificates used to evidence the Securities are in due and proper form; and

              (ix) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

             In giving such opinion, said counsel may rely as to all matters of the law of the State of Montana and legal conclusions based thereon upon the opinion of local counsel satisfactory to you and Mudge Rose Guthrie Alexander & Ferdon and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

            Such counsel shall also state that, although they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus except as stated in paragraph (c) (v) and (vi) of this Section 6, they have reviewed the Registration Statement and the Prospectus, participated in conferences with representatives of the Company, its accountants, and your representatives and counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and do not know of any reason to believe that, at the Effective Date, the Registration Statement and at the Execution Time, the Registration Statement, or any amendment thereto, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the Execution Time or the Closing Date, the Prospectus, as supplemented, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) At the Closing Date you shall receive the opinion of Mudge Rose Guthrie Alexander & Ferdon covering the matters in the first clause of
(i); (iii) (other than the law of the State of Montana); (iv); (viii); and
(ix) of paragraph (c) of this Section 6. In giving such opinion, said counsel may rely as to all matters of law of the State of Washington and legal conclusions based thereon upon the opinion of counsel for the Company called for by paragraph (c) of this Section 6 and as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials. Said opinion of Mudge Rose Guthrie Alexander & Ferdon shall state that, although they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus, they have reviewed the Registration Statement and the Prospectus (other than the financial statements and schedules and other financial and statistical data contained therein as to which such counsel need express no opinion), participated in conferences with representatives of the Company, its accountants, its counsel and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and do not know of any reason to believe that, at the Effective Date, the Registration Statement and at the Execution Time, the Registration Statement, or any amendment thereto, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, at the Execution Time or the Closing Date, the Prospectus, as supplemented, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (e) You shall have received a letter or letters from Coopers & Lybrand in form and substance satisfactory to you (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date:

               (i) confirming that they are independent public accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder;

              (ii) stating that in their opinion the financial statements and financial statement schedules incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (iii) stating that on the basis of a reading of the minutes of meetings of the shareholders and of the Board of Directors of the Company as set forth in the minute books to a specified date not more than five days prior to the date of such letter, a reading of the latest available unaudited interim financial statements, inquiries of certain personnel of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries and their other procedures set forth in such letter which have been agreed to by you, nothing has come to their attention that has caused them to believe that

                  (A) any material modifications should be made to (i) the unaudited financial statements, if any, included or incorporated in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles or (ii) those unaudited financial statements do not comply in form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder;

                  (B) the unaudited amounts in the "Selected Financial Information", if any, included in the Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements incorporated by reference in the Registration Statement and the Prospectus; or

                  (C) if there are available unaudited interim financial statements of the Company subsequent to the financial statements included or incorporated in the Registration Statement and the Prospectus, at the date of the latest available unaudited interim financial statements (i) there was any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown on the balance sheet included in the most recent financial statements included or incorporated in the Registration Statement and the Prospectus or (ii) there was any decrease during the twelve month period ended at the date of such latest available unaudited interim financial statements as compared with the amounts shown for the twelve month period set forth in the most recent financial statements included or incorporated in the Registration Statement or Prospectus in operating revenues, operating income, net income, earnings per common share or the ratios of earnings to fixed charges and preferred stock dividends, except, in all instances for changes, decreases or increases which the Prospectus discloses have occurred or may occur, and except for any declaration or payment of regular dividends, any issuance of shares of Common Stock of the Company pursuant to the Company's stock purchase and dividend reinvestment plan and the Company's employee investment plan and any required sinking fund payments;

              (iv) stating that on the basis of the reading of the minutes and the inquiries of the personnel of the Company referred to in (iii) above, nothing has come to their attention that has caused them to believe that, at a specified date not more than five days prior to the date of such letter, there was any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the latest available unaudited interim financial statements through such specified date, there were any decreases as compared with the corresponding period in the preceding year in operating revenues, operating income, net income, earnings per common share or the ratios of earnings to fixed charges and preferred stock dividends, except, in all instances, for changes, decreases or increases which the Prospectus discloses have occurred or may occur, and except for any declaration or payment of regular dividends, any issuance of shares of Common Stock of the Company pursuant to the Company's stock purchase and dividend reinvestment plan and the Company's employee investment plan and any required sinking fund payments;

               (v) stating that they have performed certain other specified procedures with respect to certain amounts and percentages set forth in the Registration Statement and the Prospectus as theretofore agreed upon by the Representatives, and have found them to be in agreement with the records or other specified materials of the Company and the computations to be arithmetically correct; and

              (vi) stating, with respect to the Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends set forth in the Prospectus under the heading "Selected Financial Information" and Exhibit
(12) to the Registration Statement, that they found the amounts of earnings, fixed charges and preferred stock dividends to be derived from the appropriate accounting records of the Company and have checked the arithmetic accuracy of the computations set forth, and they have read Item 503(d) of Regulation S-K and the other applicable published rules and regulations issued by the Commission under the Act and the Exchange Act and, under the requirements of Item 503(d)(9) of Regulation S-K, the Pro Forma Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends does not differ by 10 percent or more from the historical ratio after giving effect to the issuance of the Securities.

          References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

          In addition, except as provided in Schedule I hereto, at the Execution Time, Coopers & Lybrand shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

          (f) Subsequent to the Execution Time or, if earlier, the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change, decrease or increase specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Prospectus.

          (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signatory of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

             (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (i) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's rated securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

            (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.   Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in any Preliminary Prospectus, or in the Prospectus or in any amendment thereof or supplement thereto, including any document incorporated or deemed to be incorporated by reference in any of such documents, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to a prospectus included in the Registration Statement or any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such prospectus or any Preliminary Prospectus was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" and, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Prospectus or the Prospectus Supplement, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

            (c)   Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnifying party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price per share of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in the Agreement among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the Underwriters' Compensation applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of shares of the Securities set forth opposite their names in Schedule II hereto bears to the aggregate number of shares of the Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of shares of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of shares of the Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not agree to purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement will continue in effect until terminated as provided in this Section 10. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Underwriters' Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telecopied and confirmed to them, at the address specified in Schedule I hereto, or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to it at 411-108th Avenue N.E., Bellevue, Washington 98004-5515, attention of the Secretary.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be made and to be performed within the State of New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

PUGET SOUND POWER & LIGHT COMPANY




By:     Russel E. Olson
 ---------------------
Name:   Russel E. Olson
Title:  Vice President and Treasurer


The foregoing Agreement is
 hereby confirmed and accepted
 as of the date specified in
 Schedule I hereto.


LEHMAN BROTHERS INC.
MERRILL LYNCH & CO.
 MERRILL LYNCH, PIERCE, FENNER
 & SMITH INCORPORATED
SMITH BARNEY SHEARSON INC.


By: LEHMAN BROTHERS INC.


By:       Russell D. Robertson
   ----------------------------
Name:     Russell D. Robertson
Title:    Managing Director

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.
SCHEDULE I



Underwriting Agreement dated January 26, 1994


Registration Statement No. 33-45916


Representatives:


  Lehman Brothers Inc.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Smith Barney Shearson Inc.


Title, Purchase Price and Description of the Securities:


Title:   Adjustable Rate Cumulative Preferred Stock, Series B ($25 Par Value)

Number of shares:   2,000,000

Purchase Price per share:   $24.2125; provided, however, that with respect to
Securities sold to certain institutions, as reasonably determined by the Representatives and specified in a certificate to be delivered to the Company at least two (2) business days prior to the Closing Date, the Purchase Price per share shall be $24.50.

Initial Public Offering Price per share:   $25.00

Underwriters' Compensation per share:   $0

Dividend Rights:

    Dividends on the Securities will be payable (i) at the rate of 5.24% per annum through May 14, 1994, and at the Applicable Rate (as defined in the Prospectus referred to herein) from time to time in effect for each quarterly dividend period thereafter; and (ii) quarterly on the 15th day of February, May, August and November of each year. The first dividend on the Securities, which will accrue from the date of original issue, will be $.0437 per share, payable on February 15, 1994. Dividends on the Securities will be cumulative from the date of original issue.

Redemption Provisions:

    The Securities will be redeemable by the Company in whole or in part at any time on not less than 30 days' notice at a redemption price of $27.50 per share if the date of redemption is on or prior to February 1, 1999, and at $25 per share after February 1, 1999, in each case plus accrued dividends to the date of redemption; provided, however, that the Company will not redeem any shares of the Securities prior to February 1, 1999, if such redemption is a part, or in anticipation, of any refunding operation involving the application, directly or indirectly, of borrowed funds or the proceeds of an issue of any stock ranking superior to or on a parity with such Securities if such borrowed funds have an interest rate or cost to the Company, or such stock has an effective dividend rate or cost to the Company (calculated in each case in accordance with generally accepted financial practice), of less than 5.37% per annum.

Sinking Fund Provisions:

    The Securities will not be entitled to the benefit of any sinking fund.

Other provisions:   None


Closing Date, Time and Payment Office:

February 3, 1994    10:00 A.M. Eastern Standard Time
Mudge Rose Guthrie Alexander & Ferdon
180 Maiden Lane
New York, New York 10038


Delayed Delivery Arrangements: None

Fee:
Minimum number of shares of each contract:
Maximum number of shares of all contracts:


Modification of items to be covered by the letter from Coopers & Lybrand delivered pursuant to Section 6(e) at the Execution Time:

None


Notices:

    Lehman Brothers Inc.
    Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith Incorporated
    Smith Barney Shearson Inc.
        as Representatives of the several Underwriters
    c/o Lehman Brothers Inc.
        3 World Financial Center
        New York, New York 10285



SCHEDULE II



                                                        Number of Shares
                                                        of Securities to
Underwriters                                            be Purchased

Lehman Brothers Inc.                                        666,680
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated                                              666,660
Smith Barney Shearson Inc.                                  666,660
              Total                                       2,000,000



SCHEDULE III


Delayed Delivery Contract




(Insert name and address
of lead Representative)


Dear Sirs:

          The undersigned hereby agrees to purchase from Puget Sound Power & Light Company (the "Company"), and the Company agrees to sell the undersigned, on ___________, 1994, (the "Delivery Date"), ________ number of shares of the Company's ________________ (the "Securities") offered by the Company's Prospectus dated ________, 1994, receipt of a copy of which is hereby acknowledged, at a purchase price of $________ per share from ________, 1994, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telecopied communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate number of shares of the Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such number of shares of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

By


(Signature and Title of Officer)

(Name of Purchaser)

(Address)

Accepted:

Puget Sound Power & Light Company

By
    (Authorized Signature)




SCHEDULE IV-A




1992 Annual Report on Form 10-K:

Part I
            Item 1.   "Business-Regulation and Rates" (first paragraph)

Part II
            Financial Statement, Note 2 (first paragraph)

March 31, 1993 Quarterly Report:  N/A

June 30, 1993 Quarterly Report:   N/A

September 30, 1993 Quarterly Report:  N/A

Current Reports on Form 8-K for 1993:  N/A
SCHEDULE IV-B

1992 Annual Report on Form 10-K:

Part I

            Item 1.   "Business-Power Resources" (seventh, fifteenth and
                       sixteenth paragraphs)

                      "Environment" (third, fourth and sixth paragraphs)

Part II

            Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations
                          -Operating Revenues" (first paragraph)
                          -Operating Expenses" (ninth paragraph)
                          -Rate Matters"

            Financial Statements, Note 1 (Energy Conservation, Self
                Insurance, Federal Income Taxes, Periodic Rate Adjustment Mechanism), Note 8, Note 9, Note 12 (second and third paragraphs), Note 14 (tenth paragraph) and Note 15 (tenth, eleventh and twelfth paragraphs)

March 31, 1993 Quarterly Report on Form 10-Q:

Part I

            Item 1. Financial Statements, Note (b) (Investment in Bonneville Exchange Power Contract) (first, second and fourth paragraphs), Note (c) (Unamortized Conservation Costs) and Note (f) (Other) (first, second and sixth paragraphs)

June 30, 1993 Quarterly Report on Form 10-Q:

              Item 1. Financial Statements, Note (b) (Investment in Bonneville Exchange Power Contract) (first, second and fourth paragraphs), Note (c) (Unamortized Conservation Costs) and Note (g) (Other) (first, second, third and sixth paragraphs)

September 30, 1993 Quarterly Report on Form 10-Q:

            Item 1. Financial Statements, Note (b) (Investment in Bonneville Exchange Power Contract) (first, second and fourth paragraphs), Note (c) (Unamortized Conservation Costs), Note (d) (PRAM Accrued Revenues) and Note (g) (Other) (first through seventh and tenth paragraphs)

Current Reports on Form 8-K for 1993:
        May 4, 1993
             Item 5.  Other Events
        September 22, 1993
             Item 5.  Other Events